UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2011

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2011, the Board approved amended and restated articles of incorporation of Olin Corporation (the “Company”), filed herewith as Exhibit 3.1, that eliminated provisions describing the rights of the series of preferred stock no longer outstanding.  The amended and restated articles of incorporation as amended were effective May 2, 2011.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

a.	and b.

The 2011 annual meeting of the shareholders (the “meeting”) of the Company was held on April 28, 2011.  Of the 79,674,292 shares of Common Stock entitled to vote at such meeting, 74,244,194 shares were present for purposes of a quorum.  The voting results for each of the four proposals submitted for vote by the shareholders are set forth below.

Proposal 1 - Three Class II Directors were elected at the meeting, for a term of three years, as follows:

	Votes For	Votes Withheld
Gray G. Benoist	61,257,758	1,405,602

Richard M. Rompala	58,623,054	4,040,306

Joseph D. Rupp	60,090,057	2,573,303

There were 11,580,834 shares non-voted by brokers related to the election of the Class II directors listed above.

The shareholder votes at the meeting on proposals 2, 3 and 4 were as set forth below:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2 – Non-binding vote on approval of the compensation for named executive officers	56,006,526	5,643,629	1,013,205	11,580,834

Proposal 4 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011	72,348,710	1,490,128	405,356	0

	Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
Proposal 3 – Non-binding vote on the frequency of a shareholder vote on executive compensation	48,935,092	693,426	11,938,353	1,096,489	11,580,834

d.

Consistent with the results of the advisory vote of shareholders, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation, until the next required advisory vote on the frequency of shareholder votes on the compensation of executives.

Item 7.01.                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the registrant’s press release dated May 3, 2011 announcing that senior management will make a presentation and be available for one-on-one sessions at the Wells Fargo Securities Industrial and Construction Conference in New York City on May 10, 2011.

Copies of the presentation slides will be available the evening prior to the event to all investors, news media and the general public on Olin’s web site www.olin.com in the Investors section under Investor Presentations.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Articles of Incorporation as amended effective May 2, 2011
99.1	Press Release dated May 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:           /s/ George H. Pain
Name:  George H. Pain
Title:    Senior Vice President, General Counsel and Secretary

Date:  May 3, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Amended and Restated Articles of Incorporation as amended effective May 2, 2011
99.1	Press Release dated May 3, 2011